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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  December 10, 1999



                         STEWART ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)

       LOUISIANA                 0-19508              72-0693290
(State or other jurisdiction   (Commission         (I.R.S. Employer
    of incorporation)          File Number)       Identification No.)



                      110 Veterans Memorial Boulevard
                        Metairie, Louisiana            70005
            (Address of principal executive offices) (Zip Code)



                              (504) 837-5880
           (Registrant's telephone number, including area code)


                              Not Applicable
       (Former name or former address, if changed since last report)

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Item 5.  Other Events

      On December 10, 1999 the Company issued the following press release.



CONTACT:  William E. Rowe
          President and CEO
          Stewart Enterprises, Inc.
          110 Veterans Boulevard
          Metairie, Louisiana   70005
          504/837-5880

                                                      FOR IMMEDIATE RELEASE

    STEWART ENTERPRISES NAMES BRIAN J. MARLOWE CHIEF OPERATING OFFICER


Metairie,  LA,  December  10,  1999 .  .  . Brian J. Marlowe has been named

chief  operating  officer  of  Stewart   Enterprises,  Inc.  (NASDAQ:STEI),

effective  immediately,  announced William E.  Rowe,  president  and  chief executive officer of the Company.



In  his  new position, Marlowe  is  responsible  for  overseeing  Stewart's cemetery and  funeral  home  operations  worldwide, including directing the sales and marketing activities of the Company.



"Brian has distinguished himself for more  than  30 years in the death care industry as an independent operator and as an industry leader," said Rowe.



Marlowe  joined  Stewart  in  1992  and has served as president  and  chief executive officer of the Company's Eastern  Division,  which  includes  the

East  Coast  from Georgia to New York and west to Kentucky, Ohio, Tennessee

and West Virginia.   He  had  been  advising the chief operating officer of

EuroStewart, which includes operations  in  five  European countries.  As a member of Stewart's Senior Executive Committee, he has been instrumental in setting  goals,  determining  policy  and making strategic  plans  for  the

Company.

                                -more-


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Marlowe Named COO continued:
----------------------------


"Having worked with Brian Marlowe throughout  most  of  our careers in this industry, I can report firsthand that he is well known in  our business for his  knowledge and leadership," said Rowe.  "He is highly regarded  by  his colleagues for his insight and business acumen. Our company is fortunate to have Brian  Marlowe as its chief operating officer as we renew our focus on growth through operations."



Marlowe has been an active and visible figure in the industry, serving most

recently  as  president   of   the   International   Cemetery  and  Funeral

Association.   He  has also served as president of several  state  cemetery associations and on the board of regional associations.



Founded in 1910, Stewart  Enterprises,  Inc., is the third largest provider of  products  and services in the death care  industry  in  North  America,

currently owning  and  operating  634  funeral  homes and 161 cemeteries in

North America, South America, Europe and the Pacific Rim.



                                   # # #

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                                 SIGNATURE





Pursuant to the requirements of the Securities Exchange  Act  of  1934, the

Registrant  has  duly caused this report to be signed on its behalf by  the undersigned thereunto duly authorized.





                                        STEWART ENTERPRISES, INC.



December 10, 1999                       /s/ KENNETH C. BUDDE
                                        -----------------------
                                        Kenneth C. Budde
                                        Executive Vice President
                                        Chief Financial Officer